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                                                               EXHIBIT NO. 10.36

                          AMENDMENT TO PROMISSORY NOTE
                               DATED JULY 8, 1997



ERB Acquisition Group, L.L.C. ("Lender") and Consolidated Capital of North America, Inc. ("Borrower") hereby agree to amend the terms of the Promissory Note (the "Note") dated July 8, 1997 in the principal amount of $50,000, a copy of which is attached hereto as Exhibit A.

Lender and Borrower hereby agree that both the principal and the interest due on the Note will be due and payable in full on December 15, 1997.

Lender and Borrower also hereby agree that in the section of the Note entitled "Security Interest - Collateral": the date of September 30, 1997 shall be changed to December 15, 1997.

This Amendment is agreed to and accepted as of September 30, 1997


                                   Consolidated Capital of North America, Inc.

                                   By: /s/ Thompson H. Rogers
                                      --------------------------
                                      Thompson H. Rogers, Chairman



                                   ERB Acquisition Group, L.L.C.

                                   By: /s/ Paul Bagley
                                      --------------------------
                                       Paul Bagley, Manager



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                                    EXHIBIT A



           See Exhibit No. 10.35 - Promissory Note dated July 8, 1997